Exhibit 99.3

J.H. Cohn LLP
75 Eisenhower Parkway, Roseland, NJ 07068

November 1, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read the statements made by NovaDel Pharma Inc. (copy attached), which was filed November 1, 2004 with the Commission, pursuant to Item 4.02 of Form 8-K, as part of the Company’s Form 8-K report for the month of November 2004. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/ J.H. Cohn LLP